Exhibit 32.2

CFO CERTIFICATION OF QUARTERLY REPORT

I, W. Kim Foster, Senior Vice-President and Chief Financial Officer of FMC Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, based on my knowledge that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2004 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 9, 2004

/s/ W. Kim Foster
W. Kim Foster
Senior Vice President and
Chief Financial Officer